SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): March 18, 2004

                          WHITEWING ENVIRONMENTAL CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          0-27420                    95-4437350
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 Incorporation
or organization)

535 Midland Avenue, Garfield, New Jersey                           07026
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(Address of principal executive office)                         (Zip Code)

Registrant's telephone number, including area code:  (201)943-0800


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          (Former name or former address, if changed since last report)
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ITEM 8.01.     OTHER EVENTS
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EMPLOYMENT AND CONSULTING AGREEMENTS

On November 8, 2004, Michael Risley resumed his service as President and Chief Executive Officer and Director of the Company. Mr. Risley resigned those positions on April 2, 2004 to serve as a consultant with the Company until the Company was better funded. The terms of Mr. Risley's employment contract are being negotiated.

Mr. Risley will guarantee a loan to company in the amount of $400,000 early in the fourth quarter of 2004. The funds will be primarily used to purchase raw materials for company products. $305,000 was received to date.

Joseph Bianco, the Board's Chairman, resigned the offices of acting President and acting Chief Executive Officer and will remain the Board's Chairman.

John C. Kleinert resigned as a member of the board of directors effective November 8, 2004.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
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Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial Statements of the Business Acquired.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits

None

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITEWING ENVIRONMENTAL CORP.

By: /s/ Norman Raben
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   Norman Raben, Executive Vice President

Dated: November 9, 2004


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